                                                                  EXHIBIT 99.2


                               THIRD SUPPLEMENT TO
                              AMENDED AND RESTATED
                    AMENDMENT NO. 4 TO AND WAIVER NO. 1 UNDER
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIRD SUPPLEMENT dated as of July 12, 2001 (this "SUPPLEMENT" or the "THIRD SUPPLEMENT") to Amended and Restated Amendment No. 4 to and Waiver No. 1 dated (the "BASIC WAIVER") as of March 21, 2001, as supplemented by the First Supplement thereto (the "FIRST SUPPLEMENT") dated as of April 20, 2001 and the Second Supplement thereto (the "SECOND SUPPLEMENT") dated as of May 15, 2001 (taken together, the "EXISTING WAIVER") under the Amended and Restated Credit Agreement dated as of December 11, 1998 (as heretofore amended or modified, the "CREDIT AGREEMENT") among POLAROID CORPORATION (the "COMPANY"), the LENDERS party thereto (the "LENDERS"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.), as Co-Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and Collateral Agent.

                              W I T N E S S E T H :

         WHEREAS, the Company and the Lenders entered into the Existing Waiver, pursuant to which the Lenders granted certain interim waivers to the Company on terms and conditions set forth therein;

         WHEREAS, the Company advised the Lenders that its Board of Directors, in a resolution adopted on July 11, 2001, has decided that it is in the best interests of the Company not to make the interest payments on the 2002 Notes (as defined below) or the 2007 Notes (as defined below) due on July 15, 2001 or the interest payment on the 2006 Notes (as defined below) due on August 15, 2001;

         WHEREAS, the Company and the Lenders desire to extend the duration of the interim waivers and make certain other changes to the Credit Agreement; and

         WHEREAS, except as otherwise expressly modified hereby, the terms of the Existing Waiver (including those of the First Supplement and the Second Supplement) are and will remain in full force and effect, and the Company expressly acknowledges and confirms the continued applicability of Section 3(c) of the Basic Waiver (after giving effect to the modifications contained herein);

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement and is not defined in the Existing Waiver shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Waiver shall have the meaning assigned to such term in the Existing Waiver. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Supplement becomes effective, refer to the Credit Agreement as modified hereby for the period the Existing Waiver remains in effect. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference to "this Waiver" and each other similar reference in the Existing Waiver shall, after this Supplement becomes effective, refer to the Existing Waiver as modified hereby for the period the Existing Waiver remains in effect.

         (b) As used herein, the following additional terms have the following meanings:

         "2002 NOTES" means the 6.75% Notes of the Company issued in the initial aggregate principal amount of $150,000,000 under the Indenture and due January 15, 2002.

         "2006 NOTES" means the 11.50% Notes of the Company issued in the initial aggregate principal amount of $275,000,000 under the Indenture and the Supplemental Indenture and due February 15, 2006.

         "2007 NOTES" means the 7.25% Notes of the Company issued in the initial aggregate principal amount of $150,000,000 under the Indenture and due January 15, 2007.

         "JUNE 29 MEETING MATERIALS" means the written materials prepared by or on behalf of the Company and distributed to the Lenders in connection with the lender meeting held on June 29, 2001, as identified as attachments to the Company's letter to the Administrative Agent dated July 12, 2001.

         "NOTES" means, collectively, the 2002 Notes, the 2006 Notes and the 2007 Notes.

         "TRUSTEE" means State Street Bank and Trust Company, as Trustee under the Indenture.

         "UK WAIVER" means, collectively, the Amendment and Waiver Agreements dated March 26, 2001, May 15, 2001 and July 12, 2001, relating to the UK Credit Agreement.

         SECTION 2. EXTENSION AND OTHER CHANGES TO TERMS OF THE EXISTING WAIVER. The terms of the Existing Waiver are amended as follows.

         (a) The definition of "Waiver Availability Limit" set forth in the First Supplement and amended in the Second Supplement is further amended to read as follows:

                  "WAIVER AVAILABILITY LIMIT" means: (a) initially, $350,000,000 and (b) on and after the closing of the Sale, $316,000,000; PROVIDED that (i) on each date on which the Company makes a payment of rent pursuant to the Reservoir Site Lease in accordance with the schedule attached hereto as Schedule 1, the amount specified in clause (b) shall automatically be increased by the amount of such payment (rounded downwards to the nearest multiple of $100,000) PROVIDED that the aggregate amount of increase pursuant to this clause (i) shall not exceed $7,000,000 and (ii) on each date on which the Company receives
         (x) a payment of any contingent purchase price payment from the Buyer as contemplated by the Purchase and Sale Agreement, (y) a return of any portion of its security deposit under the Reservoir Site Lease (including by way of refund of any funds securing a letter of credit issued for its account for such purpose or payment of a deferred portion of the purchase price held in lieu of a cash security deposit) or (z) a return of any portion of the funds securing the Company's obligations under the letter of credit referred to in the DPW Memorandum, the amount specified in clause (b) shall automatically be decreased by the amount of such payment or return (rounded upwards to the nearest multiple of $100,000).

         The Company acknowledges and agrees that references in this definition to periods after the Waiver Expiry Time are solely for purposes of memorializing the Company's agreement with the Lenders on the subject of availability and pay-down of Loans under the Credit Agreement in such periods, and, as set forth in Section 3(c) of the Basic Waiver, the Lenders are under no obligation to extend, and in their sole and absolute discretion may refuse to extend, the Waiver beyond the Waiver Expiry Time.

         Any references elsewhere in the Existing Waiver that refer to further reductions in amount levels in this definition shall mean reductions from the amount levels as amended by this subsection (a).

         (b) The definition of "Cash Forecast" set forth in the Second Supplement is amended to read as follows:

                  "CASH FORECAST" means the "Domestic Receipts and Disbursements Forecast" attached to the Company's letter to the Administrative Agent dated July 12, 2001 and covering the period from the week ending July 13, 2001 through the week ending October 12, 2001, and showing forecast cash receipts and disbursements of the Company and its Domestic Subsidiaries (other than in respect of the principal amount of any Loans, but including proceeds of asset dispositions) weekly, the net difference (whether positive or negative, referred to herein as "cash flow") and forecast cumulative net cash flow from the beginning of such period through each succeeding week.

         (c) The definition of "Operating Plan" set forth in the Second Supplement is amended to read as follows:

                  "OPERATING PLAN" means (i) initially, the Company's summary revised operating plan for the Fiscal Year 2001 attached to the Company's letter to the Administrative Agent dated July 12, 2001 and
         (ii) beginning with the delivery to the Administrative Agent of the revised operating plan for the Fiscal Year 2001 contemplated by Section 6 of the Third Supplement, such revised operating plan.

         (d) Clauses (a) and (b) of Section 3 of the Basic Waiver are amended to read as follows:

                  (a) The Lenders party hereto waive (including for purposes of clause (c) of Section 3.03 of the Credit Agreement) any Default occurring on account of (i) the Company's failure to be in compliance with Section 5.07 or Section 5.08(a) of the Credit Agreement as at any time during the Fiscal Year 2001 or (ii) the Company's failure to make when due any of the payments of interest on the Notes due on July 15 or August 15, 2001. In addition, the Lenders party hereto hereby waive any Default that may have occurred as a result of the Company at any time prior to the date hereof having made or been deemed to have made the representation and warranty set forth in Section 4.05(c) of the Credit Agreement without qualification by the circumstances described in the June 29 Meeting Materials. Furthermore, the requirements of clause (d) of Section 3.03 of the Credit Agreement are hereby waived to the limited extent that the representation and warranty set forth in
         Section 4.05(c) of the Credit Agreement is not true solely on account of the circumstances described in the June 29 Meeting Materials, and any representation and warranty made or deemed made by the Company on or after the date hereof during the Waiver Period pursuant to Section
         3.03 of the Credit Agreement or Section 10 of the Third Supplement shall be deemed qualified to such extent.

                  (b) The foregoing waivers shall be effective solely for the period (the "WAIVER PERIOD") beginning on February 16, 2001 and ending at 5:00 P.M. (Eastern time) on October 12, 2001 or such earlier time as is determined pursuant to Section 8 of this Waiver (the "WAIVER EXPIRY TIME").

         (e) The first paragraph of Section 4 of the Basic Waiver is amended to read as follows:

                  The Company agrees that during the period from the date hereof until 5:30 P.M. (Eastern time) on October 12, 2001 it will not give any Notice of Borrowing, and the Lenders shall have no obligation to fund any Borrowing of Loans, unless such Borrowing is in accordance with the provisions of this Section 4 (and otherwise in compliance with this Waiver and the Credit Agreement as modified hereby).

         (f) The reference to "$5 million" in the fourth line of Section 6(a) of the Second Supplement is amended to read "$7.5 million".

         SECTION 3. ADDITIONAL REPORTING. The Company agrees that it will deliver the following information to the Administrative Agent and each Lender (with a copy to Policano & Manzo and Davis Polk & Wardwell).

         (a) Notice by facsimile or e-mail immediately, and in any event on the same day, if:

                  (i) the Company either makes or fails to make when due (without regard to any grace period) any of the payments of interest on the Notes due on July 15 or August 15, 2001;

                  (ii) the Company either makes or fails to make when due (without regard to any grace period) any of the payments of rent pursuant to the Reservoir Site Lease referred to in the definition of Waiver Availability Limit; or

                  (iii) the Company receives any funds of the character described in subclauses (ii)(x), (y) or (z) of the definition of Waiver Availability Limit.

         (b) Notice by facsimile or e-mail promptly, and in any event on the same day, of receipt from the Trustee or Persons purporting to constitute the holders of at least 25% of the outstanding 2002 Notes, 2007 Notes or 2006 Notes of notice accelerating the maturity of the 2002 Notes, 2007 Notes or 2006 Notes, respectively, together with a copy of such notice, or of knowledge that the Trustee or Persons purporting to be the holders of 25% or more of the principal amount of the 2002 Notes, 2007 Notes or 2006 Notes have commenced legal proceedings to collect any unpaid amount of principal of or interest on the 2002 Notes, 2007 Notes or 2006 Notes, respectively.

         SECTION 4. CAPITAL EXPENDITURE COVENANT. Consolidated Capital Expenditures will not, for each period beginning on January 1, 2001 and ending on the last day of a fiscal month specified below, exceed the amount specified for such fiscal month below:


                      FISCAL MONTH                          AMOUNT

                      July, 2001                            $45,200,000

                      August, 2001                          $53,200,000

                      September, 2001                       $61,200,000

         SECTION 5. OTHER CHANGES TO THE TERMS OF THE CREDIT AGREEMENT. (a) The Company agrees that it will not use, whether directly or indirectly, any proceeds of the Loans or of any Collateral to make any of the payments of interest on the Notes due on July 15 or August 15, 2001.

         (b) The Company agrees that it will promptly commence and diligently pursue the preparation of a plan for the restructuring of its capital structure, which will include in reasonable detail both the terms and conditions of such restructuring and the timing and process for implementing such plan. The Company further agrees to consult (and cause its advisers to consult) regularly during such preparation with the Administrative Agent and its advisers.

         (c) Clauses (a) and (b) of Section 4.05 of the Credit Agreement are amended to read as follows:

         (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 2000 and the related consolidated statements of earnings, cash flows and changes in common stockholders' equity for the Fiscal Year then ended, reported on by KPMG Peat Marwick LLP and set forth in the Company's 2000 Form 10-K, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such Fiscal Year.

         (b) The unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of March 31, 2001 and the related unaudited consolidated statements of earnings, cash flows and changes in common stockholders' equity for the three months then ended, set forth in the Company's First Quarter 2001 Form 10-Q, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 4.05(a), the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three-month period (subject to normal year-end adjustments).

         (d) The rights of each Lender pursuant to clause (ii) of Section 9.03(a) of the Credit Agreement shall be determined without giving effect to this Supplement or the Existing Waiver. Without limiting the generality of
Section 9.03(a), the Company agrees that it will pay promptly, and in any event within ten (10) days after receipt of an invoice, all statements for fees and expenses (which may include amounts on account) of any financial, accounting or valuation advisers or special counsel retained by the Agents or any steering committee for the Lenders, as well as all out-of-pocket expenses incurred by either Agent or any member of any such steering committee in connection with it acting as such.

         SECTION 6. REVISED OPERATING PLAN. The Company agrees to prepare and deliver to the Administrative Agent (with copies for each of the Lenders), promptly and in any event no later than August 24, 2001, a revised operating plan for the Fiscal Year 2001, which (x) shall be of comparable scope and level of detail as the "Operating Plan" referred to in the Second Supplement and (y) include projections and financial and other information that are not materially more negative, taken as a whole, than the projections and financial and other information contained in the June 29 Meeting Materials.

         SECTION 7. LAPSE OF WAIVER. (a) The Company agrees that Section 8 of the Basic Waiver is amended to add the following sentence at the end of such
Section:

         In addition, the waivers granted hereby shall cease to be in effect, immediately and without the requirement of any prior notice from or further action on the part of any Lender or the Administrative Agent, in the event that (x) the Company shall make any of the payments of interest on the Notes due on July 15 or August 15, 2001 or (y) the Trustee or Persons purporting to constitute the holders of at least 25% of the outstanding 2002 Notes, 2007 Notes or 2006 Notes give notice accelerating the maturity of the 2002 Notes, 2007 Notes or 2006 Notes, respectively, OR the Trustee or Persons purporting to be the holders of 25% or more of the principal amount of the 2002 Notes, 2007 Notes or 2006 Notes commence legal proceedings to collect any unpaid amount of interest on the 2002 Notes, 2007 Notes or 2006 Notes, respectively.

         (b) The occurrence of any time earlier than the Waiver Expiry Time at which the waivers granted in relation to the UK Credit Agreement by the UK Waiver expire shall enable the Administrative Agent, by notice given to the Company at the direction of the Required Lenders, to cause the waivers granted by the Existing Waiver to cease to be in effect, immediately upon delivery of such notice.

         SECTION 8. FINANCING DOCUMENT. The Company agrees that this Supplement shall be considered a "Financing Document" for all purposes of the Credit Agreement, including without limitation clause (e) of Section 6.01 thereof.

         SECTION 9. RELEASE OF BANK LIABILITY. The Company, for itself and on behalf of its affiliated entities, successors, assigns and legal representatives (the "COMPANY PARTIES"), jointly and severally releases, acquits and forever discharges the Administrative Agent, the Collateral Agent, the Co-Agent and each Lender (collectively, the "BANK PARTIES"), and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, successors and assigns, both present and former (collectively, the "BANKS' AFFILIATES") from any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in contract, tort, law or equity which the Company or any other Company Party has or may have against any of the Bank Parties and/or the Banks' Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof, including but not limited to any claim or defense that relates to, in whole or in part, directly or indirectly, (i) the making or administration of the Loans, including without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called "lender liability theories", (ii) any covenants, agreements, duties or obligations set forth in the Financing Documents, (iii) any actions or omissions of any of the Bank Parties and/or the Banks' Affiliates in connection with the initiation or continuing exercise of any right or remedy contained in the Financing Documents or at law or in equity,
(iv) lost profits, (v) loss of business opportunity, (vi) increased financing costs, (vii) increased legal or other administrative fees, or (viii) damages to business reputation.

         SECTION 10. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 4 of the Credit Agreement will be true on and as of the Third Supplement Effective Date and (ii) no Default will have occurred and be continuing on such date, except in any case as expressly contemplated to be waived by this Supplement and the Waiver. Without limiting the generality of the foregoing, the Company further represents and warrants that all information (other than projections) heretofore furnished by the Company to the Administrative Agent or any Lender for purposes of or in connection with this Supplement does not, and all such information hereafter furnished by the Company to the Administrative Agent or any Lender will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were or will be made, not misleading, and all projections included in any such information will be based upon good faith estimates and assumptions believed by the Company's senior management to be reasonable at the time delivered, and at the time delivered represent senior management's reasonable best estimate of the future performance of the operations of the Company and its Subsidiaries.

         SECTION 11. CONSENT BY GUARANTORS. By its signature below, each Guarantor (as defined in the Subsidiary Guaranty Agreement) hereby consents to this Supplement, and acknowledges that this Supplement shall not alter, release, discharge or otherwise affect any of its obligations under the Credit Agreement or any Financing Document, and hereby ratifies and confirms all of the Financing Documents to which it is a party.

         SECTION 12. GOVERNING LAW. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 13. COUNTERPARTS. This Supplement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 14. EFFECTIVENESS. (a) This Supplement shall become effective as of the date hereof on the date (the "THIRD SUPPLEMENT EFFECTIVE DATE") when the Administrative Agent shall have received:

                  (i) from each of the Company, each Guarantor and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

                  (ii) confirmation that the Company has paid all fees of the Administrative Agent and all statements of Davis Polk & Wardwell, special counsel for the Administrative Agent, and Policano and Manzo, financial advisors, that have been rendered to the Company at least one Domestic Business Day prior to the Third Supplement Effective Date in respect of this Supplement or other Credit Agreement matters; and

                  (iii) evidence satisfactory to it that the lenders under the UK Credit Agreement shall have waived any defaults thereunder until a date no earlier than October 12, 2001, pursuant to a waiver containing terms that, taken as a whole, are neither more favorable to those lenders nor more restrictive or burdensome to the Company than amendments or waivers previously or concurrently made to the Credit Agreement.

          (b) Each Lender that has evidenced its agreement hereto as provided in
Section 14(a) by 5:00 P.M. (Eastern time) on the later of (x) July 11, 2001 and
(y) the date the Administrative Agent issues a notice to the Lenders saying this Supplement has become effective (such later date, the "FEE DETERMINATION DATE") will have earned as of the Third Supplement Effective Date a waiver fee in an amount equal to 0.25% of such Lender's Commitment (as of the opening of business on the date hereof). The waiver fees contemplated in the previous sentence shall be payable by the Company to the Administrative Agent for the account of such Lenders, in immediately available funds, as follows. One-third (1/3) of the aggregate amount of such fees shall be payable on each of the following dates: the first Domestic Business Day after the Fee Determination Date, the date that is thirty (30) days after the Third Supplement Effective Date (or if such date is not a Domestic Business Day, the first Domestic Business Day after such date) and the date that is sixty (60) days after the Third Supplement Effective Date (or if such date is not a Domestic Business Day, the first Domestic Business Day after such date). If any Lender that has earned such a waiver fee assigns any of its rights in respect of its Loans and Commitment pursuant to Section 9.06(c) of the Credit Agreement at a time when one or both of the second and third installments of such waiver fee remain unpaid, a proportionate amount of any unpaid installment shall be payable to the Assignee thereof as of the day such installment is payable.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed as of the date first above written.

                               POLAROID CORPORATION


                               By:   /s/ W.L. Flaherty
                                     -------------------------------------------
                                     Title: Executive Vice President,
                                              Chief Financial Officer


                               INNER CITY, INC.


                               By:   /s/ W.L. Flaherty
                                     -------------------------------------------
                                     Title: Director

                               POLAROID ASIA PACIFIC LIMITED


                               By:   /s/ W.L. Flaherty
                                     -------------------------------------------
                                     Title: Director

                               POLAROID LATIN AMERICA CORPORATION


                               By:   /s/ W.L. Flaherty
                                     -------------------------------------------
                                     Title: Director

                               POLAROID DIGITAL SOLUTIONS, INC.


                               By:   /s/ W.L. Flaherty
                                     -------------------------------------------
                                     Title: Director

                               POLAROID EYEWEAR, INC.


                               By:   /s/ W.L. Flaherty
                                     -------------------------------------------
                                     Title: Director

                               POLAROID ID SYSTEMS, INC.


                               By:   /s/ W.L. Flaherty
                                     -------------------------------------------
                                     Title: Director


                               POLAROID MALAYSIA LIMITED


                               By:   /s/ W.L. Flaherty
                                     -------------------------------------------
                                     Title: Director

                               PRD CAPITAL INC.


                               By:   /s/ W.L. Flaherty
                                     -------------------------------------------
                                     Title: Director


                               MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                               By:   /s/ Kimberly L. Turner
                                     -------------------------------------------
                                     Title: Vice President


                               ABN AMRO BANK N.V.


                               By:   /s/ Steven C. Wimpenny
                                     -------------------------------------------
                                     Title: Group Senior Vice President


                               By:   /s/ William J. Teresky, Jr.
                                     -------------------------------------------
                                     Title: Group Vice President

                               TRANSAMERICA BUSINESS CREDIT CORPORATION


                               By:   /s/ Steve Goetschius
                                     -------------------------------------------
                                     Title: Senior Vice President


                               DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS
                                 BRANCHES


                               By:   /s/ David Mayhew
                                     -------------------------------------------
                                     Title: Vice President


                               By:   /s/ Keith C. Brown
                                     -------------------------------------------
                                     Title: Vice President


                               BANK ONE, NA

                               By:   /s/ Phillip D. Martin
                                     -------------------------------------------
                                     Title: Senior Vice President


                               SENIOR DEBT PORTFOLIO

                               By:   Boston Management and Research,
                                     as investment advisor


                               By:   /s/ Scott H. Page
                                     -------------------------------------------
                                     Title: Vice President

                               THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH

                               By:   /s/ Leo Pagarigan
                                     -------------------------------------------
                                     Title: Vice President


                               WACHOVIA BANK, N.A.


                               By:   /s/ Jill Synder
                                     -------------------------------------------
                                     Title: Vice President


                               FLEET NATIONAL BANK


                               By:   /s/ Robert Brandon
                                     -------------------------------------------
                                     Title: Senior Vice President

                               MELLON BANK, N.A.


                               By:   /s/ Walter Letts
                                     -------------------------------------------
                                     Title: Vice President


                               TEXTRON FINANCIAL CORPORATION


                               By:   /s/ Matthew J. Colgan
                                     -------------------------------------------
                                     Title: Director


                               PNC BANK, NATIONAL ASSOCIATION


                               By:   /s/ J. William Brehm
                                     -------------------------------------------
                                     Title: Vice President

                               FOOTHILL INCOME TRUST, L.P.


                               By:   /s/ Jeff Nikora
                                     -------------------------------------------
                                     Title: Managing Member


                               ERSTE BANK NEW YORK


                               By:   /s/ Arcinee Hovanessian
                                     -------------------------------------------
                                     Title: Director


                               By:   /s/ John S. Runnion
                                     -------------------------------------------
                                     Title: Managing Director


                               WILLIAM E. SIMON & SONS LLC


                               By:   /s/ Dale Leshan
                                     -------------------------------------------
                                     Title: Managing Director


                               GENERAL ELECTRIC CAPITAL CORPORATION

                               By:   /s/ Charles B. Chiodo
                                     -------------------------------------------
                                     Title: Dual Authorized Signatory


                               WINGATE CAPITAL, LTD.


                               By:   /s/ Bradford E. Couri
                                     -------------------------------------------
                                     Title: Director